Exhibit 99.1

OneBeacon Insurance Group, Ltd. Merrill Lynch Insurance Investor Conference February 12, 2008

2 Safe Harbor Statement Forward-looking statements contained in this presentation are based on the Company's assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon's forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company's investment portfolio, changes in accounting policies, and other factors identified in the Company's filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements. The discussion in this presentation of OneBeacon’s financial performance includes financial measures that are not derived from generally accepted accounting principles, or GAAP. Information regarding these non-GAAP financial measures is provided in the Company’s earnings press release for the fourth quarter 2007 and accompanying financial tables as well as its Investor Financial Supplement for the fourth quarter 2007, all of which can be found in the Investor Relations section of OneBeacon’s Web site at www.onebeacon.com. Basis of Presentation

OneBeacon Overview

4 OneBeacon Profile • Specialty focused property-casualty insurer • $1.9 billion net written premiums • $4.9 billion net invested assets* • $1.9 billion shareholders’ equity • Bermuda domiciled • Solid / Stable “A” financial strength rating * Excludes assets held in trust to economically defease the company’s mandatorily redeemable preferred stock

5 OneBeacon Investment Highlights • Track record of growing profitable specialty commercial businesses • Strong personal lines franchise • Superior investment management • Solid growth in book value per share • Disciplined capital management

6 Business Mix 39% 24% 37% Specialty Lines Specialty Lines • Professional liability • Ocean marine • Tuition reimbursement • Accident and Health • Government Risk Solutions Commercial Lines Commercial Lines • 14 Targeted industry groups including: - Technology - Financial Institutions - Professional Services - Wholesalers - Metalworkers Personal Lines Personal Lines • Home • Auto • Package • Reciprocals • Assigned risk services Distribution of 2007 Net Written Premiums 2007 NWP = $1,864M

7 Combined Ratio History 67.2% 60.7% 58.2% 0% 20% 40% 60% 80% 100% 120% 2005 2006 2007 Loss Ratio Expense Ratio GAAP Ratios For the years ended December 31 98.6% 96.3% 92.8%

Specialty Lines

9 3 Year CAGR(1) 16% $150 $179 $214 $134 $141 $159 $49 $53 $75 $0 $100 $200 $300 $400 $500 Year 2005 Year 2006 Year 2007 OBPP IMU Other Net Written Premium by sub-segment (2) ($’s in millions) $332 $373 $447 (1) Compound Annaul Growth Rate (2) Excludes Agri which was sold on 9/29/06. Net written premiums for Agri were $84 and $65 million for 2005 and 2006, respectively.

10 Specialty Lines Combined Ratio 84.9% 89.0% 88.5% 0% 20% 40% 60% 80% 100% 2005 2006 2007 Calendar Year Combined Ratios For the years ended December 31 (1) Represents a non-GAAP financial measure. The 2007 combined ratio excludes 20.0 points related to the reallocation of reserves from our ongoing lines of business to run-off. The GAAP combined ratio for 2007 including the effect of the reserve reallocation was 68.5%. Please reference the company's Q4 2007 earnings release for a complete reconciliation of the non-GAAP financial measure to its comparable GAAP measure. (1)

11 [$ in millions] Specialty Lines Statistical Premium Information $ 2 $ 2 $ 17 $ 1 $ 2 Other Specialty $ 10 $ 13 $ 14 $ 9 $ 6 IMU $ 19 $ 18 $ 14 $ 24 $ 13 OBPP New business 81% 75% 81% 84% 82% IMU 83% 78% 82% 85% 80% OBPP Premium retention 0% 1% 2% 3% 3% IMU -12% -12% -8% -2% -5% OBPP Rate change Dec 31, 2007 Sep 30, 2007 Jun 30, 2007 Mar 31, 2007 Dec 31, 2006 Three Months Ended

Commercial Lines

13 3 Year CAGR 5% $616 $590 $79 $102 $138 $575 $0 $200 $400 $600 $800 Year 2005 Year 2006 Year 2007 Middle Market Small Business 3 Year CAGR 5% Net Written Premium by sub-segment ($’s in millions) $655 $718 $728

14 Commercial Lines Combined Ratio 97.3% 88.4% 95.0% 0% 20% 40% 60% 80% 100% 120% 2005 2006 2007 Calendar Year Combined Ratios For the years ended December 31 (1) Represents a non-GAAP financial measure. The 2007 combined ratio excludes 0.8 points related to the reallocation of reserves from our ongoing lines of business to run-off. The GAAP combined ratio for 2007 including the effect of the reserve reallocation was 87.6%. Please reference the company's Q4 2007 earnings release for a complete reconciliation of the non-GAAP financial measure to its comparable GAAP measure. (1)

15 [$ in millions] Commercial Lines Statistical Premium Information $ 13 $ 12 $ 14 $ 14 $ 12 Small Business $ 34 $ 38 $ 32 $ 33 $ 36 Middle Market New business 86% 87% 87% 86% 82% Small Business 83% 84% 84% 83% 84% Middle Market (1) Premium retention 3% 3% 3% 3% 4% Small Business -1% -1% 0% -1% 2% Middle Market (1) Renewal price change Dec 31, 2007 Sep 30, 2007 Jun 30, 2007 Mar 31, 2007 Dec 31, 2006 Three Months Ended (1) Excludes OBSP

Personal Lines

17 3 Year CAGR -13% $662 $586 $554 $249 $223 $135 $0 $200 $400 $600 $800 $1,000 Year 2005 Year 2006 Year 2007 Traditional Personal Lines AutoOne 3 Year CAGR -13% Net Written Premium by sub-segment (1) ($’s in millions) $910 $801 $690 (1) Includes elimination between traditional personal lines and AutoOne.

18 Personal Lines Combined Ratio 90.8% 95.9% 94.0% 0% 20% 40% 60% 80% 100% 120% 2005 2006 2007 Calendar Year Combined Ratios For the years ended December 31 (1) Represents a non-GAAP financial measure. The 2007 combined ratio excludes 3.2 points related to the reallocation of reserves from our ongoing lines of business to run-off. The GAAP combined ratio for 2007 including the effect of the reserve reallocation was 90.8%. Please reference the company's Q4 2007 earnings release for a complete reconciliation of the non-GAAP financial measure to its comparable GAAP measure. (1)

19 [$ in millions] Personal Lines (1) Statistical Premium Information (1) Excludes Massachusetts auto and AutoOne. (2) Represents policies-in-force growth over prior quarter $ 7 $ 9 $ 10 $ 10 $ 10 Homeowners $ 13 $ 19 $ 19 $ 18 $ 16 Auto New business 0% 1% 2% 1% 1% Homeowners -1% 1% 2% 0% -1% Auto Policies-in-force (2) 99% 97% 96% 95% 92% Homeowners 78% 77% 78% 80% 77% Auto Premium retention 9% 9% 9% 8% 8% Homeowners 2% 2% 2% -2% -1% Auto Renewal price change Dec 31, 2007 Sep 30, 2007 Jun 30, 2007 Mar 31, 2007 Dec 31, 2006 Three Months Ended

Financial Review

21 Asset Mix(1) Portfolio: $4.9 billion At December 31, 2007 7% 61% 7% 17% 8% Fixed Maturities Short-term Investments Common Equities Other Investments Convertible Bonds • Total return philosophy • Weighted-average duration of fixed maturity portfolio is 2.2 years, • 93% of fixed maturity portfolio is investment grade (average rating is AA) (1) Excludes assets held in trust to economically defease the company’s mandatorily redeemable preferred stock

22 15.8 10.9 4.9 5.5 28.7 9.7 18.4 26.7 27.8 19.7 -5% 0% 5% 10% 15% 20% 25% 30% 35% 2003 2004 2005 2006 2007 Return S&P 500 Index (Total Return) Common Stock & Convertible Bond Portfolio Consolidated Investment Operations Fixed Maturity Portfolio Performance (1) Common Stock & Convertible Bond Portfolio Performance (1) Excludes assets held in trust to economically defease the company’s mandatorily redeemable preferred stock (2) Represents common stock & convertible bond holdings other than investments in Montpelier common stock. Common stock holdings of Montpelier were transferred to White Mountains on 8/24/2006, in exchange for an agreed upon portfolio of common equity and fixed maturity securities with an equal value. 4.1 7.0 4.3 2.4 4.3 4.3 2.8 6.5 5.7 5.1 -1% 0% 1% 2% 3% 4% 5% 6% 7% 8% 2003 2004 2005 2006 2007 Return Lehman U.S. Aggregate Fixed Maturity Portfolio (2)

23 Total Investment Return (1)(2) $450.1 $353.0 $240.3 $413.3 $390.4 6.7% 6.7% 5.0% 8.8% 7.5% $100 $200 $300 $400 $500 2003 2004 2005 2006 2007 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Pre-tax investment results Gross investment returns (1) Excludes assets held in trust to economically defease the company’s mandatorily redeemable preferred stock (2) Represent all common stock & convertible bond holdings other than investments in Montpelier common stock. Common stock holdings of Montpelier were transferred to White Mountains on 8/24/2006, in exchange for an agreed upon portfolio of common equity and fixed maturity securities with an equal value.

24 Growth in Adjusted Book Value (1) BVPS Growth including quarterly div idends of $0.21 per share paid quarterly beginning in March 2007 $18.21 $16.18 $17.20 $17.76 $18.85 $19.14 15.1% 6.3% 11.1% 20.4% 23.5% $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 Sep 30 '06 (Pro-Forma) Dec 31 '06 Mar 31 '07 Jun 30 '07 Sep 30 '07 Dec 31 '07 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% BVPS Cumulative BVPS Growth 2007 Growth in BVPS(1) = 16.2% (1)

25 Capital Management • Capital allocation and business unit performance measurement • Product pricing • Long-term incentive compensation • Dividend policy • Share repurchase

OneBeacon Insurance Group, Ltd. Merrill Lynch Insurance Investor Conference February 12, 2008